SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2021

BioMarin Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-26727	68-0397820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro Street, San Rafael, California	94901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 506-6700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2021, the Board of Directors (the “Board”) of BioMarin Pharmaceutical Inc. (the “Company”), increased the size of the Board from ten to eleven members and appointed Maykin Ho, Ph.D. to the Board, effective immediately.

As an independent director, Dr. Ho is entitled to receive the standard director fees paid to the Company’s independent directors and retainer fees paid to members of any Board committees on which she may sit, as described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement), filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2020.

In connection with her appointment to the Board, on February 17, 2021, Dr. Ho was granted 2,350 restricted stock units (the “RSU Grant”) pursuant to the Company’s 2017 Equity Incentive Plan, as amended, representing a pro rata share of the 2020 annual award for independent directors. The shares of common stock subject to the RSU Grant will vest on the date immediately prior to the date of the Company’s next regular annual meeting of stockholders, the same vesting date for the 2020 annual award for all other independent directors.

The Company also intends to enter into an indemnification agreement with Dr. Ho in the same form as the Company’s standard form indemnification agreement with its other directors, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 19, 2016.

Dr. Ho was not selected by the Board to serve as a director pursuant to any arrangement or understanding with any person. Dr. Ho has not engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: February 22, 2021	By:	/s/ G. Eric Davis
G. Eric Davis
Executive Vice President, General Counsel